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                                                                    EXHIBIT 99.1

                     [LETTERHEAD OF PLANVISTA CORPORATION]


   PRESS RELEASE


For more information, contact:                             For Immediate Release
Don Schmeling, Chief Financial Officer
PlanVista Corporation
(813) 353-2300, ext. 2340

                PLANVISTA REPORTS EARNINGS GROWTH FOR 2ND QUARTER

TAMPA, FL - July 15, 2002 - PlanVista Corporation (NYSE:PVC) today announced that its net income for the quarter ended June 30, 2002 grew to $1.2 million, compared to a net loss of $4.0 million during the second quarter of 2001.

                                Financial Results

The Company reported operating revenue of $8.5 million in the second quarter of 2002, compared to $7.9 million during the first quarter of 2002 and $8.9 million for the same period in 2001. Second quarter net income totaled $1.2 million, compared to net income of $0.7 million during the first quarter of 2002 and a net loss of $4.0 million during the second quarter of 2001. Costs associated with the new credit facility and debt restructuring totaled $0.4 million and are included in second quarter interest expense.

                               Business Highlights

PlanVista sold 67 new accounts in the second quarter, which generated approximately $0.5 million in revenue during the quarter. New accounts signed through June 30, 2002 total 228, which accounted for $2.1 million of revenue during the second quarter.

In addition to the new business signed during the second quarter, the Company recently agreed on an alliance with National Care Network to provide medical claim fee negotiation services on behalf of PlanVista customers, which enhances such customers' medical claim savings.

PlanVista established a new claim processing record of 921,000 claims during the second quarter, which exceeded the record set in the first quarter of 2002 by 7,400 claims. On a year-to-year comparison, 2002 Q2 claim volume grew by 172,000 claims, or 23% over the same period in 2001. The Company set a new monthly claim processing record in May 2002 of 334,000 claims, exceeding the previous record by 19,000 claims.

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The Company's ClaimPassXL internet repricing system contributed $2.7 million in revenue in the second quarter, or 31.7% of the Company's total revenue. Through June 30, 2002, the Company's internet revenue was $5.1 million, compared to $5.5 million for the entire calendar year 2001. Second quarter internet claim volume of 147,000 claims established a new quarterly record and represented an increase of 35.4% over Q1 2002 volume.

The PayerServ and PlanServ business units continue to drive the Company's product diversification strategy. Included in these product offerings are network and data management, data conversion, electronic repricing, utilization review and management, and hospital bill negotiation. Through June 30, 2002, the new business units have generated $0.7 million in revenue, or 4.3% of the Company's total revenue for that period.

                   New Credit Facility and Debt Restructuring

On April 12, 2002, the Company closed the transaction involving its new credit facility and debt restructuring. The credit facility, which has a term of two years and is subject to interest at a variable rate, generally prime plus 1%, is a term loan in the amount of $40 million, with nominal quarterly amortization of principal that commenced in June 2002. In connection with the transaction, the Company exchanged approximately $29 million of bank debt for equity in the form of convertible preferred securities that cannot be converted until October 12, 2003. In addition, an existing non-bank subordinated note in the amount of $5 million was automatically converted into common equity, as was approximately $1.5 million of other subordinated debt. In total, the Company's debt is nearly one-half of its debt at year end 2001.

In connection with this new credit facility and debt restructuring, the Company was required to adopt the accounting principles prescribed by Emerging Issues Task Force No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments ("EITF 00-27"). In accordance with the accounting requirements of EITF 00-27, the Company has reflected approximately $14.1 million as an increase to the carrying value of the convertible preferred securities with a comparable reduction to its additional paid-in capital. The amount accreted to the convertible preferred securities is calculated based on (a) the difference between the closing price of the Company's common stock on April 12, 2002 and the conversion price per share available to the holders of the convertible preferred securities, multiplied by (b) the number of shares of common stock that will be issued if the convertible preferred shares are ever converted. (Such shares cannot be converted at any time prior to October 12, 2003.) This amount is accreted over the contractual life of the convertible preferred securities. This non-cash transaction does not affect the Company's net income but does impact the net income deemed available to common stockholders for reporting purposes in the second quarter of 2002. Net income per share available to the holders of the Company's common stock in the second quarter of 2002 was further reduced by a preferred stock dividend totaling $0.6 million payable on the convertible preferred securities issued in connection with the new credit facility and debt restructure. For the second quarter of 2002, this results in a deemed loss per share applicable to common stockholders of $0.78.

                                     Outlook

According to PlanVista Chairman and Chief Executive Officer Phillip S. Dingle, "After several quarters of flat revenue that we believe was attributable to our balance sheet and the delay in

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closing our new credit facility, we are returning to historical growth patterns.
Moreover, because of the operating leverage in our business model, our revenue growth translates disproportionately to our bottom line. Approximately 79% of our revenue growth between our first and second quarters of this year dropped to operating income. Revenue is clearly our key to the future."

The Company's 2002 strategy is to expand its business through internal growth, technology development, and diversification of product offerings through PayerServ, PlanServ, and other initiatives currently under development. The Company expects continued revenue growth during 2002.

                                   * * * * * *

PlanVista Solutions is a leading health care technology and product development company, providing medical cost containment for health care payers and providers through one of the nation's largest independently owned full-service preferred provider organizations. PlanVista Solutions provides network access, electronic claims repricing, and claims and data management services to health care payers and provider networks throughout the United States. Visit the Company's website at www.planvista.com.

Caution Concerning Forward-Looking Statements:

This press release, particularly statements made by Mr. Dingle, includes forward-looking statements related to PlanVista that involve risks and uncertainties including, but not limited to, our ability to expand our client base; the success of our divestiture and diversification efforts; our ability to manage costs and reduce and restructure debt; changes in law; fluctuations in business conditions and the economy; and our ability to attract and retain key management personnel. These forward-looking statements are made in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. For further information about these factors that could affect the Company's future results, please see the Company's filings with the Securities and Exchange Commission. Copies of these filings are available upon request from the Company's chief financial officer. Prospective investors are cautioned that forward-looking statements are not guarantees of future performance. Achieved results may differ materially from management expectations.

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                              PLANVISTA CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)
                      (in thousands except per share data)

                                                                For the Three Months Ended
                                                                         June 30,
                                                               -----------------------------
                                                                   2002            2001
                                                                   ----            ----
Operating revenues ........................................    $      8,474    $       8,924
                                                               ------------    -------------
Cost of operating revenue:
  Agent commissions .......................................             133               33
  Personnel expenses ......................................           2,170            2,253
  Network access fees .....................................           1,417            1,480
  Other ...................................................           1,277            1,491
  Depreciation ............................................             134              133
                                                               ------------    -------------
    Total cost of operating revenue .......................           5,131            5,390
Bad debt expense ..........................................             631              529
Amortization of intangibles ...............................               -              345
Other expenses ............................................               -            2,441
Interest expense, net .....................................           1,237            1,854
                                                               ------------    -------------
    Total expenses ........................................           6,999           10,559
                                                               ------------    -------------

Income (loss) before provision (benefit)
  for income taxes and discontinued operations ............           1,475           (1,635)
Provision (benefit) for income taxes ......................             322             (690)
                                                               ------------    -------------

Income (loss) before discontinued operations ..............           1,153             (945)
Loss from discontinued operations, net of tax .............               -             (393)
Loss from sale of discontinued operations, net of tax .....               -           (2,619)
                                                               ------------    -------------
Net income (loss) .........................................           1,153           (3,957)
Preferred stock accretion .................................         (14,115)               -
                                                               ------------    -------------
Loss applicable to common stockholders ....................    $    (12,962)   $      (3,957)
                                                               ============    =============

Basic and diluted income (loss) per share of common stock:

  Income (loss) from continuing operations ................    $       0.07    $       (0.07)
  Loss from discontinued operations .......................               -            (0.22)
  Preferred stock accretion ...............................           (0.85)               -
                                                               ------------    -------------
  Loss applicable to common stockholders ..................    $      (0.78)   $       (0.29)
                                                               ============    =============
Basic and diluted weighted average number of shares
  outstanding .............................................          16,585           13,822
                                                               ============    =============

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                              PLANVISTA CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)
                      (in thousands except per share data)

                                                                   For the Six Months Ended
                                                                             June 30,
                                                                 -----------------------------
                                                                       2002           2001
                                                                       ----           ----
Operating revenues .............................................   $  16,422       $ 16,907
                                                                   ---------       --------
Cost of operating revenue:
  Agent commissions ............................................         213            138
  Personnel expenses ...........................................       4,421          4,610
  Network access fees ..........................................       2,715          2,611
  Other ........................................................       2,649          2,834
  Depreciation and amortization ................................         247            278
                                                                   ---------       --------
     Total cost of operating revenue ...........................      10,245         10,471
  Bad debt expense .............................................       1,169            797
  Amortization of intangibles ..................................           -            689
  Other expenses ...............................................           -          2,727
  Interest expense, net ........................................       3,795          3,671
                                                                   ---------       --------
    Total expenses .............................................      15,209         18,355
                                                                   ---------       --------

Income (loss) before benefit for income taxes,
  discontinued operations and cumulative effect
  of change in accounting principle ............................       1,213         (1,448)
Benefit for income taxes .......................................        (609)          (648)
                                                                   ---------       --------

Income (loss) before discontinued operations and
  cumulative effect of change in accounting principle ..........       1,822           (800)
Loss from discontinued operations, net of tax ..................           -         (1,121)
Loss from sale of discontinued operations, net of tax ..........           -         (2,619)
Cumulative effect of change in accounting
  principle, net of net ........................................           -            (76)
                                                                   ---------       --------
Net income (loss) ..............................................       1,822         (4,616)
Preferred stock accretion ......................................     (14,115)             -
                                                                   ---------       --------
Loss applicable to common stockholders .........................   $ (12,293)      $ (4,616)
                                                                   =========       ========

Basic and diluted income (loss) per share of common stock:
  Income (loss) from continuing operations .....................   $    0.11       $  (0.06)
  Loss from discontinued operations ............................           -          (0.27)
  Cumulative effect of change in accounting
    principle ..................................................           -          (0.01)
   Preferred stock accretion ...................................       (0.88)             -
                                                                   ---------       --------
  Loss applicable to common stockholders .......................   $   (0.77)      $  (0.34)
                                                                   =========       ========
Basic and diluted weighted average number of shares
  outstanding ..................................................      16,056         13,763
                                                                   =========       ========

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